                             LETTER OF TRANSMITTAL
               TO TENDER 9 7/8% FIRST MORTGAGE NOTES DUE 2001 OF

                        REPUBLIC ENGINEERED STEELS, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 29, 1998

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 30, 1999, UNLESS EXTENDED BY THE COMPANY IN ORDER TO COMPLY WITH APPLICABLE LAW (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE").

             The Depositary for the Offer is: BANKERS TRUST COMPANY

By Registered or Certified Mail:            By Facsimile Transmission:                        By Hand Delivery:
   BT Services Tennessee, Inc.           (For Eligible Institutions Only)                   Bankers Trust Company
       Reorganization Unit                        (615) 835-3701                       Corporate Trust and Agency Group
         P.O. Box 292737                   Attention: Customer Service                      123 Washington Street
    Nashville, TN 37229-2737                                                                  First Floor Window
                                             Confirm by Telephone to:                         New York, NY 10006
                                                  (615) 835-3572

                                              By Overnight Delivery:
                                           BT Services Tennessee, Inc.
                                         Corporate Trust and Agency Group
                                               Reorganization Unit
                                              648 Grassmere Park Rd.
                                               Nashville, TN 37211

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

     This Letter of Transmittal is to be used by Holders of 9 7/8% First Mortgage Notes Due 2001 (the "Notes") of Republic Engineered Steels, Inc. (the "Company"). This Letter of Transmittal is to be used by such Holders if
(i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holders; (ii) tender of Notes is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the caption "Procedures for Tendering Notes--Book-Entry Delivery Procedures" in the Offer to Purchase; or
(iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Notes-- Guaranteed Delivery" in the Offer to Purchase; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     Holders of Notes that are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender through ATOP. DTC participants that are accepting the Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Offer by submitting a notice of guaranteed delivery through ATOP.

     Delivery of documents to DTC does not constitute delivery to the Depositary.

     Prior to the Expiration Date, if a Holder desires to tender Notes pursuant to the Offer and time will not permit this Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Holder must tender such Notes according to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Notes--Guaranteed Delivery" in the Offer to Purchase. See Instruction 2.

     The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

     DELIVERY OF THIS LETTER OF TRANSMITTAL PRIOR TO THE EXPIRATION OF THE CHANGE OF CONTROL OFFER MADE PURSUANT TO THE NOTICE OF CHANGE CONTROL AND CHANGE OF CONTROL OFFER DATED OCTOBER 5, 1998 (AS SUPPLEMENTED, THE "CHANGE OF CONTROL OFFER") SHALL CONSTITUTE A WITHDRAWAL OF THE NOTES WHICH ARE THE SUBJECT OF THIS LETTER OF TRANSMITTAL FROM THE CHANGE OF CONTROL OFFER, UNLESS OTHERWISE INDICATED. NOTES PROPERLY TENDERED AND NOT WITHDRAWN FROM THE CHANGE OF CONTROL OFFER MAY NOT BE TENDERED PURSUANT TO THE OFFER.

                                TENDER OF NOTES

     / / CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

     / / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
         MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

         Name of Tendering Institution: ________________________________________

         Account Number: ________               Transaction Code Number: _______

     / / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
         OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): _______________________________________________

Window Ticket Number (if any): _________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Name of Eligible Institution that Guaranteed Delivery: _________________________

     List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. THE TENDER OF NOTES PURSUANT TO THIS LETTER OF TRANSMITTAL PRIOR TO THE EXPIRATION OF THE CHANGE OF CONTROL OFFER SHALL CONSTITUTE A WITHDRAWAL OF THE NOTES WHICH ARE THE SUBJECT OF THIS LETTER OF TRANSMITTAL FROM THE CHANGE OF CONTROL OFFER, UNLESS OTHERWISE INDICATED.

              DESCRIPTION OF 9 7/8% FIRST MORTGAGE NOTES TENDERED

    NAMES(S) AND ADDRESS(ES) OF
   REGISTERED HOLDER(S) OR NAME OF
  DTC PARTICIPANT AND PARTICIPANT'S                                                       AGGREGATE
  DTC ACCOUNT NUMBER IN WHICH NOTES                                                       PRINCIPAL      PRINCIPAL
              ARE HELD                                                    CERTIFICATE       AMOUNT         AMOUNT
     (PLEASE FILL IN IF BLANK)                                            NUMBER(S)*     REPRESENTED     TENDERED**




TOTAL PRINCIPAL AMOUNT AT MATURITY OF NOTES

 * Need not be completed by Holders tendering by book-entry transfer.
** Unless otherwise specified, it will be assumed that the entire aggregate principal amount at maturity represented by the Notes described above is being tendered. See Instruction 4. Only Holders may validly tender their Notes pursuant to the Offer.

     The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the Notes tendered hereby. The Notes and the principal amount of Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

            DESCRIPTION OF 9 7/8% FIRST MORTGAGE NOTES
            NOT WITHDRAWN FROM CHANGE OF CONTROL OFFER

                                                                                       PRINCIPAL
                                                                                         AMOUNT
                                                                        AGGREGATE      PREVIOUSLY
    NAME OF DTC PARTICIPANT AND                                         PRINCIPAL       TENDERED
  PARTICIPANT'S DTC ACCOUNT NUMBER                                       AMOUNT         AND NOT
       IN WHICH NOTES ARE HELD                                         REPRESENTED     WITHDRAWN






TOTAL PRINCIPAL AMOUNT AT MATURITY OF NOTES

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Republic Engineered Steels, Inc. (the "Company"), upon the terms and subject to the conditions set forth in its Offer to Purchase dated October 29, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer"), the principal amount of Notes indicated in the table above entitled "Description of 9 7/8% First Mortgage Notes" under the column heading "Principal Amount Tendered."

     Subject to, and effective upon, the acceptance for payment of, and payment for, the principal amount of Notes tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, the Company,
(ii) present such Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Offer as described in the Offer to Purchase.

     The undersigned understands that tenders of Notes may be withdrawn, by written, telegraphic or facsimile notice of withdrawal received by the Depositary only on or prior to 5:00 p.m., New York City time, on the Expiration Date. In the event of a termination of the Offer, the Notes tendered pursuant to the Offer will be returned to the tendering Holders promptly (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered). The Company will disseminate additional Offer materials to the extent required by law and may extend the Offer in order to comply with applicable law.

     The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance of such Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that validly tendered Notes (or defectively tendered Notes with respect to which the Company has, or has caused to be, waived such defect) will be deemed to have been accepted by the Company if, as and when the Company gives oral or written notice thereof to the Depositary.

     The undersigned represents and warrants that the undesigned has read and agreed to the terms of the Offer. The undersigned hereby further represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such tendered Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, security interests, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned understands that the delivery and surrender of any Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein under "A. Special Delivery Instructions," the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under "B. Special Payment Instructions" the undersigned hereby request(s) that any checks for payments of the Offer consideration to be made in connection with the Offer be issued to the order of, and delivered to, the undersigned.

     In the event that the "A. Special Delivery Instructions" box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the "A. Special Delivery Instructions" box to transfer any Notes from the names of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered.

     In the event that the "B. Special Payment Instructions" box is completed, the undersigned hereby request(s) that checks for payment of the Offer consideration to be made in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

     THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THE DELIVERY OF THIS LETTER OF TRANSMITTAL PRIOR TO THE EXPIRATION OF THE CHANGE OF CONTROL OFFER SHALL CONSTITUTE A WITHDRAWAL OF THE NOTES WHICH ARE THE SUBJECT OF THIS LETTER OF TRANSMITTAL FROM THE CHANGE OF CONTROL OFFER. THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE NOTES TENDERED PURSUANT TO THIS LETTER OF TRANSMITTAL HAVE NOT BEEN TENDERED PURSUANT TO THE CHANGE OF CONTROL OFFER OR, IF SO TENDERED, SUCH NOTES HAVE BEEN WITHDRAWN THEREFROM.

                        A. SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to be issued to an address different from that shown in the box entitled "Description of 9 7/8% First Mortgage Notes"

Name ___________________________________________________________________________
                                 (PLEASE PRINT)

Address ________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)


                        B. SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the Offer consideration is to be made to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of 9 7/8% First Mortgage Notes" within this Letter of Transmittal.

Name ___________________________________________________________________________
                                 (PLEASE PRINT)

Address ________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                                PLEASE SIGN HERE

        (TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES REGARDLESS OF
             WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the registered Holder(s) exactly as the name of such Holder appears on certificate(s) for Note(s) or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

________________________________________________________________________________

________________________________________________________________________________
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
                       (See guarantee requirement below)

Dated __________________________________________________________________________

Name(s): _______________________________________________________________________
                                 (PLEASE PRINT)

________________________________________________________________________________

Capacity _______________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number _________________________________________________

Tax Identification or Social Security No. ______________________________________
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

                         MEDALLION SIGNATURE GUARANTEE
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ___________________________________________________________

Name of Form ___________________________________________________________________
                               [PLACE SEAL HERE]

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                                  OF THE OFFER

    1. SIGNATURE GUARANTEES. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in the Offer to Purchase), unless the Notes tendered hereby are tendered (i) by a registered Holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) that has not completed any of the boxes entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder or if payment is to be made to a person other than the registered Holder, then the signatures on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND NOTES. This Letter of Transmittal is to be completed by Holders if (i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holders; (ii) tender of Notes is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the caption "Procedures for Tendering Notes--Book-Entry Delivery Procedures" in the Offer to Purchase; or
(iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Notes--Guaranteed Delivery" in the Offer to Purchase, and, in each case instructions are not being transmitted through ATOP. All physically delivered Notes, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Depositary.

    If a Holder desires to tender Notes pursuant to the Offer and time will not permit this Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Holder must tender such Notes pursuant to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Notes" in the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, or an Agent's Message with respect to guaranteed delivery that is accepted by the Company, must be received by the Depositary, either by hand delivery, registered or certified mail, telegram or facsimile transmission, at or prior to 5:00 p.m., New York City time, on the Expiration Date and (iii) the certificates for all tendered Notes, in proper form for transfer (or confirmation of a book-entry transfer of all Notes delivered electronically into the Depositary's account at DTC pursuant to the procedures for such transfer set forth in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Depositary within two business days after the date of the execution of the Notice of Guaranteed Delivery.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Depositary.

    No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Notes should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS. (Not applicable to Holders who tender by book-entry transfer.) Tenders of Notes will be accepted only in integral multiples of $1,000. If Holders wish to tender with respect to less than the entire principal amount evidenced by any Notes submitted, such Holders must fill in the principal amount that is to be tendered in the column entitled "Principal Amount Tendered." In the case of a partial tender of Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Notes that were evidenced by such Holder's old certificates will be sent to such Holder. Unless otherwise provided in the appropriate box of this Letter of Transmittal, the entire principal amount that is represented by Notes delivered to the Depositary will be deemed to have been tendered.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holders of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

    If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

    When this Letter of Transmittal is signed by the registered Holders of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a recognized member of the Medallion Signature Guarantee Program.

    IF THIS LETTER OF TRANSMITTAL IS SIGNED OTHER THAN BY THE REGISTERED HOLDERS OF THE NOTES LISTED, THE NOTES MUST BE ENDORSED OR ACCOMPANIED BY APPROPRIATE INSTRUMENTS OF TRANSFER, IN EITHER CASE SIGNED EXACTLY AS THE NAME OR NAMES OF THE REGISTERED HOLDERS APPEAR ON THE NOTES AND SIGNATURES ON SUCH NOTES OR INSTRUMENTS OF TRANSFER ARE REQUIRED AND MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

    6. SPECIAL DELIVERY INSTRUCTIONS/SPECIAL PAYMENT INSTRUCTIONS. If a check and/or certificates for unpurchased or untendered Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent and/or such Notes are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the applicable "Special Delivery Instructions" or "Special Payment Instructions" box on this

Letter of Transmittal should be completed. All Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such Notes were delivered.

    7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or to its order, pursuant to the Offer. If the "Special Delivery Instructions" box or the "Special Payment Instructions" box is completed and payment of the Offer consideration is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the Offer consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    8. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Company, in whole or in part, at any time and from time to time in the Company's sole discretion, in the case of any Notes tendered.

    9. SUBSTITUTE FORM W-9. Each tendering Holder (or other payee) is required to provide the Depositary with such Holder's correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on the payment of the Offer consideration. Any amount withheld under these rules will be creditable against the Holder's U.S. Federal income tax liability and, if such withholding results in an overpayment of taxes, a refund may be obtained. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all such payments of the Offer consideration until a TIN is provided to the Depositary.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and location listed below. A Holder may also contact the Dealer Managers at their telephone numbers set forth below or such Holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

    11. WITHDRAWAL OF NOTES FROM CHANGE OF CONTROL OFFER. Delivery of this Letter of Transmittal prior to the expiration of the Change of Control Offer shall constitute a withdrawal of the Notes which are the subject of this Letter of Transmittal from the Change of Control Offer, unless otherwise indicated. NOTES PROPERLY TENDERED AND NOT WITHDRAWN FROM THE CHANGE OF CONTROL OFFER MAY NOT BE TENDERED PURSUANT TO THE OFFER.

                           IMPORTANT TAX INFORMATION

    Under U.S. federal income tax law, a Holder whose tendered Notes are accepted for payment or exchange is required to provide the Depositary with such Holder's TIN on Substitute Form W-9 below (or provide a basis for exemption from backup withholding). If such Holder is an individual, the TIN is his or her Social Security number. If the Depositary is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any Offer consideration and accrued and unpaid interest paid to such Holder or other payee with respect to Notes purchased pursuant to the Offer may be subject to backup withholding tax at a 31% rate.

    Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to qualify as an exempt recipient, such a Holder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. Such forms can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any Offer consideration and accrued and unpaid interest paid to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on any Offer consideration and accrued and unpaid interest paid to a Holder or other payee with respect to Notes purchased pursuant to the Offer, the Holder is required to notify the Depositary of the Holder's correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that the Holder is not subject to backup withholding because (i) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends, (ii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding or (iii) the Holder is exempt from backup withholding.

    A nonexempt Holder may check the box in Part 3 of the attached Substitute Form W-9 if such Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If a nonexempt Holder checks the box in Part 3, such Holder must also complete the attached Certificate of Awaiting Identification Number in order to prevent backup withholding. Notwithstanding that a Holder complies with the foregoing, the Depositary will withhold 31% of any Offer consideration and any accrued and unpaid interest paid to a Holder or other payee with respect to the Notes prior to the time a properly certified TIN is provided to the Depositary.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The Holder is required to give the Depositary the correct TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                   PAYER'S NAME: BANKERS TRUST COMPANY, AS DEPOSITARY

SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND     ______________________________
FORM W-9                    CERTIFY BY SIGNING AND DATING BELOW.                          Social Security Number
DEPARTMENT OF THE TREASURY                                                                OR
INTERNAL REVENUE SERVICE                                                                  Employer Identification Number

                                                                                          ______________________________
PAYER'S REQUEST FOR         PART 2                                                        PART 3
TAXPAYER                    CERTIFICATION -- Under penalties of perjury, I certify that:  Awaiting TIN _________________
IDENTIFICATION              (1) The number shown on this form is my correct taxpayer
NUMBER (TIN)                    identification number (or I am waiting for a number to
                                be issued to me); and
                            (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been
                                notified by the Internal Revenue Service (IRS) that I am
                                subject to backup withholding as a result of a failure
                                to report all interest or dividends, or (c) the IRS has
                                notified me that I am no longer subject to backup
                                withholding.

                            CERTIFICATE INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

SIGNATURE __________________________   DATE ____________________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a properly certified taxpayer identification number to the Depositary.

SIGNATURE __________________________   DATE ____________________________________

                    The Information Agent for the Offer is:

                                   MACKENZIE
                                 PARTNERS, INC.

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                         CALL TOLL-FREE (800) 322-2885
                     The Dealer Managers of the Offer are:

    CHASE SECURITIES INC.         DONALDSON, LUFKIN & JENRETTE     BANCBOSTON ROBERTSON STEPHENS INC.
  270 Park Avenue, 4th Floor             277 Park Avenue                    100 Federal Street
New York, New York 10017-2070       New York, New York 10172           Boston, Massachusetts 02110
    Attention: Robert Berk           Attention: OhSang Kwon               Attention: Andrew Fay
Call: (212) 270-1100 (collect)   Call: (212) 892-3875 (collect)       Call: (617) 434-9204 (collect)
                                            (collect)